SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 14, 2000


CATERPILLAR INC.
(Exact name of registrant as specified in its charter)


Delaware
(State or other jurisdiction of incorporation)


1-768
(Commission File Number)


37-0602744
(IRS Employer I.D. No.)


100 NE Adams Street, Peoria, Illinois
(Address of principal executive offices)


61629
(Zip Code)


Registrant's telephone number, including area code:  (309) 675-1000


Item 5.  Other Events

Caterpillar raises dividend
---------------------------



     On June 14, 2000, Caterpillar Inc. declared a cash dividend of thirty-four cents ($.34) per share on its common stock, payable
August 19, 2000, to stockholders of record at the close of business
July 20, 2000.

     The dividend paid in the preceding quarter was thirty-two and one-half cents ($.325) per share.



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


CATERPILLAR INC.


By:  /s/ R. Rennie Atterbury III
         R. Rennie Atterbury III
             Vice President


Date:  July 24, 2000